 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 4, 2011
Date of Report (Date of earliest event reported)

ZORO MINING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52550	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona	85719
(Address of principal executive offices)	(Zip Code)

(520) 299-0390

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 – Registrant's Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

On October 4, 2011 Zoro Mining Corp. (the "Company") issued a news release announcing that it has entered into a binding Letter of Intent with various parties (the Yura Agreement"), to earn up to a 75% indirect interest in the consolidated Yura Mining District in Peru.  Zoro also entered into an agreement with Minex Ventures II, LLC ("Minex"), a privately-held US based limited liability company, to compensate Minex for consideration furnished to Zoro in the Yura District.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

Not applicable.

(b)   Pro Forma Financial Information.

Not applicable.

(c)   Shell Company Transaction.

Not applicable.

(d)   Exhibits.

Exhibit	Exhibit Description

99.1	Press Release dated October 4, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORO MINING CORP.

Date: October 4, 2011	By:	/s/ David B. Hackman
	Name:	David Hackman
	Title:	Director

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